FLSP‑P1 12/25
FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED DECEMBER 16, 2025
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED AUGUST 1, 2025, OF
FRANKLIN SYSTEMATIC STYLE PREMIA ETF (THE “FUND”)

The Fund’s Summary Prospectus and Prospectus are amended as follows:

I.
The following replaces the second and third sentences in the second paragraph under the section titled “Fund Summary – Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus and the section titled “Fund Details – Principal Investment Policies and Practices” in the Fund’s Prospectus.

The exposure to the commodity and currency asset classes is obtained indirectly through the use of derivatives, while the exposure to the equity and fixed income asset classes is primarily obtained indirectly through the use of derivatives, but may also be achieved through direct investment. Under normal market conditions, the top‑down risk premia strategy invests primarily in equity, interest rate/bond and commodity index futures; equity and commodity-linked total return swaps; risk premia total return swaps, including total return swaps referencing proprietary or third-party indices designed to capture systematic factor exposures across equity, fixed income, commodity and currency asset classes; and currency forwards.

II.
The following is added before the third sentence in the third paragraph under the section titled “Fund Summary – Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus and the section titled “Fund Details – Principal Investment Policies and Practices” in the Fund’s Prospectus.

The Fund also utilizes risk premia total return swaps to obtain long or short equity index exposures or take long or short positions in individual equities.

III.
The following replaces the second sentence in the second to last paragraph under the section titled “Fund Summary – Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus and the second sentence in the fifth to last paragraph in the section titled “Fund Details – Principal Investment Policies and Practices” in the Fund’s Prospectus.

The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures on equity, interest rate/bond and commodity indices; (ii) swaps, including equity and commodity-linked total return swaps, and risk premia total return swaps referencing proprietary or third-party indices designed to capture systematic factor exposures across equity, fixed income, commodity and currency asset classes; and (iii) currency forward contracts.

IV.	The following replaces the third and fourth to last paragraphs under the section titled “Fund Details – Management” in the Fund’s Prospectus.
Advisers has agreed to voluntarily waive a portion of its unified management fee so that the Fund’s unified management fee decreases as Fund assets increase according to the following schedule:

Average Daily Net Assets	Unified Management Fee Rate (% of Average Daily Net Assets)*

Up to and including $500 million	0.55%

Over $500 million up to and including $1 billion	0.45%

Over $1 billion	0.39%

*	Unified management fee rate will be applied to the Fund’s total assets.
These waivers are voluntary and may be modified or terminated at any time by Advisers and without further notice.
Please retain this supplement for future reference.

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